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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549
                  --------------------------------------------

                                    FORM T-1

                            STATEMENT OF ELIGIBILITY
                    UNDER THE TRUST INDENTURE ACT OF 1939 OF
                   A CORPORATION DESIGNATED TO ACT AS TRUSTEE
                   -------------------------------------------

               CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY OF
                  A TRUSTEE PURSUANT TO SECTION 305(b)(2) _____
                    ----------------------------------------

                            THE CHASE MANHATTAN BANK
               (Exact name of trustee as specified in its charter)

                    New York                                13-4994650
             (State of incorporation                     (I.R.S. employer
             if not a national bank)                    identification No.)
                 270 Park Avenue
               New York, New York                              10017
    (Address of principal executive offices)                (Zip Code)

                               William H. McDavid
                                 General Counsel
                                 270 Park Avenue
                            New York, New York 10017
                               Tel: (212) 270-2611
            (Name, address and telephone number of agent for service)
                  --------------------------------------------

                 The Great Atlantic & Pacific Tea Company, Inc.
               (Exact name of obligor as specified in its charter)

                      Maryland                             13-1890974
           (State or other jurisdiction of               (I.R.S. employer
           incorporation or organization)               identification No.)
                   2 Paragon Drive
                Montvale, New Jersey                          07645
      (Address of principal executive offices)             (Zip Code)

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                                 Debt Securities
                       (Title of the indenture securities)



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Item 1.  General Information.
         --------------------

         Furnish the following information as to the trustee:

          (a) Name and address of each examining or supervising authority to which it is subject.

                    New York State Banking Department, State House, Albany, New York 12110. Board of Governors of the Federal Reserve System, Washington, D.C. 20551 Federal Reserve Bank of New York, District No. 2, 33 Liberty Street, New York, N.Y. Federal Deposit Insurance Corporation, Washington, D.C. 20429.

          (b) Whether it is authorized to exercise corporate trust powers.

                    Yes.

Item 2.  Affiliations with the Obligor.
         -----------------------------

         If the obligor is an affiliate of the trustee, describe each such affiliation.

                    None.

Item 16.  List of Exhibits.
          ----------------

         List below all exhibits filed as a part of this Statement of Eligibility.

         1. A copy of the Articles of Association of the Trustee as now in effect, including the Organization Certificate and the Certificates of Amendment dated February 17, 1969, August 31, 1977, December 31, 1980, September 9, 1982, February 28, 1985,
                  December 2, 1991 and July 10, 1996 (see Exhibit 1 to Form T-1 filed in connection with Registration Statement No. 333-06249, which is incorporated by reference).

         2. A copy of the Certificate of Authority of the Trustee to Commence Business (see Exhibit 2 to Form T-1 filed in connection with Registration Statement No. 33-50010, which is incorporated by reference. On July 14, 1996, in connection with the merger of Chemical Bank and The Chase Manhattan Bank (National Association), Chemical Bank, the surviving corporation, was renamed The Chase Manhattan Bank).

         3. None, authorization to exercise corporate trust powers being contained in the documents identified above as Exhibits 1 and 2.

         4. A copy of the existing By-Laws of the Trustee (see Exhibit 4 to Form T-1 filed in connection with Registration Statement No. 333-76439, which is incorporated by reference).

         5. Not applicable.

         6. The consent of the Trustee required by Section 321(b) of the Act (see Exhibit 6 to Form T-1 filed in connection with Registration Statement No. 33-50010, which is incorporated by reference. On July 14, 1996, in connection with the merger of Chemical Bank and The Chase Man-


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                  hattan Bank (National Association), Chemical Bank, the
                  surviving corporation, was renamed The Chase Manhattan
                  Bank).

         7. A copy of the latest report of condition of the Trustee, published pursuant to law or the requirements of its supervising or examining authority.

         8.       Not applicable.

         9.       Not applicable.


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                                    SIGNATURE

         Pursuant to the requirements of the Trust Indenture Act of 1939 the Trustee, The Chase Manhattan Bank, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of New York and State of New York, on the 11th day of August, 1999.

                            THE CHASE MANHATTAN BANK


                             By:  /s/ Glenn G. McKeever
                                  _____________________________________________
                                  Glenn G. McKeever
                                  Vice President



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                                                           EXHIBIT 7 TO FORM T-1


                                BANK CALL NOTICE
                             RESERVE DISTRICT NO. 2
                       CONSOLIDATED REPORT OF CONDITION OF

                            THE CHASE MANHATTAN BANK
                  OF 270 PARK AVENUE, NEW YORK, NEW YORK 10017
                     AND FOREIGN AND DOMESTIC SUBSIDIARIES,
                     A MEMBER OF THE FEDERAL RESERVE SYSTEM,

                   AT THE CLOSE OF BUSINESS MARCH 31, 1999, IN
         ACCORDANCE WITH A CALL MADE BY THE FEDERAL RESERVE BANK OF THIS DISTRICT PURSUANT TO THE PROVISIONS OF THE FEDERAL RESERVE ACT.


                                                                 Dollar Amounts
                                                                   in Millions
                    ASSETS
Cash and balances due from depository institutions:
        Noninterest-bearing balances and currency and coin..........$    15,364
        Interest-bearing balances...................................      3,811
Securities..........................................................
Held to maturity securities.........................................      1,084
Available for sale                                                       49,894
securities..........................................................
Federal funds sold and securities purchased under agreements
        to resell...................................................     27,638
Loans and lease financing receivables:
        Loans and leases, net of unearned income....................$   131,839
        Less: Allowance for loan and lease losses...................      2,642
        Less: Allocated transfer risk reserve.......................          0
                                                                    -----------
        Loans and leases, net of unearned income, allowance,
          and reserve...............................................    129,197
Trading Assets......................................................     45,483
Premises and fixed assets (including capitalized leases)............      3,124
Other real estate owned ............................................        242
Investments in unconsolidated subsidiaries and associated companies.        171
Customers' liability to this bank on acceptances outstanding........        974
Intangible assets ..................................................      2,017
Other assets........................................................     12,477
                                                                    -----------
TOTAL ASSETS........................................................$   291,476

                    LIABILITIES

Deposits
        In domestic offices.........................................$   102,273
        Noninterest-bearing ........................................     39,135
        Interest-bearing ...........................................     63,138
                                                                    -----------
        In foreign offices, Edge and Agreement, subsidiaries
          and IBF's ................................................     74,586
        Noninterest-bearing.........................................$     4,221
        Interest-bearing............................................     70,365

Federal funds purchased and securities sold under agreements to
        repurchase..................................................     41,039
Demand notes issued to the U.S. Treasury............................      1,000


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Trading liabilities.................................................     32,929
Other borrowed money (includes mortgage indebtedness and
         obligations under capitalized leases):
         With a remaining maturity of one year or less.............       4,353
         With a remaining maturity of more than one year
            through three years....................................          14
         With a remaining maturity of more than three years........          92
Bank's liability on acceptances executed and outstanding...........         974
Subordinated notes and debentures..................................       5,427
Other liabilities..................................................       9,684
                                                                    -----------
LIABILITIES........................................................     272,371
                                                                    -----------

                                        EQUITY CAPITAL

Perpetual preferred stock and related surplus......................           0
Common stock.......................................................       1,211
Surplus  (exclude all surplus related to preferred stock)..........      11,016
Undivided profits and capital reserves.............................       7,040
Net unrealized holding gains (losses) on available-for-sale
     securities....................................................        (179)
Accumulated net gains (losses) on cash flow hedges.................           0
Cumulative foreign currency translation adjustments................           17
                                                                    ------------
TOTAL EQUITY CAPITAL                                                     19,105

TOTAL LIABILITIES AND EQUITY CAPITAL............................... $   291,476


          I, Joseph L. Sclafani, E.V.P. & Controller of the above-named bank, do hereby declare that this Report of Condition has been prepared in conformance with the instructions issued by the appropriate Federal regulatory authority and is true to the best of my knowledge and belief.

                                        JOSEPH L. SCLAFANI

          We, the undersigned directors, attest to the correctness of this Report of Condition and declare that it has been examined by us, and to the best of our knowledge and belief has been prepared in conformance with the instructions issued by the appropriate Federal regulatory authority and is true and correct.

         WALTER V. SHIPLEY        )
         THOMAS G. LABRECQUE      )     DIRECTORS
         WILLIAM B. HARRISON, JR. )


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